Exhibit 10.1

SEVENTH AMENDMENT TO the CREDIT aGReement

This Seventh Amendment to the Credit Agreement ("Amendment") is dated as of October ___, 2018, between by and among GREEN PLAINS CATTLE COMPANY LLC (the "Borrower"), the commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (as defined below) (and such commercial, banking or financial institutions are sometimes referred to hereinafter collectively as the "Lenders" and individually as a "Lender"), and BANK OF THE WEST and ING CAPITAL, LLC, as "Joint Administrative Agent").  Borrower, Lenders, and the Joint Administrative Agent agree as follows:

PRELIMINARY STATEMENT.  Borrower, Lenders, and the Joint Administrative Agent    entered into that certain Credit Agreement dated as of December 3, 2014 (that credit agreement as amended herein and by any and all other modifications or amendments thereto is hereinafter referred to as the "Credit Agreement"; the terms defined in the Credit Agreement are used herein as therein defined).  Borrower, Lenders, and the Joint Administrative Agent wish to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.01 Amendment to Section 11.01 of the Credit Agreement. Section 11.01 of the Credit Agreement is hereby amended and restated as follows:

11.01Amendments, Etc.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Joint Administrative Agent with the consent of the Required Lenders) and the Borrower, as the case may be, and acknowledged by the Joint Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)waive any condition set forth in Section 4.01 or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender;

(b)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

(c)postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(d)reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv)(v) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of the Borrowing Base (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender entitled to such amount; provided,  however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees  at the Default Rate;

(e)change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f)change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(g)release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(h)release the Borrower or permit the Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender;

(i)impose any greater restriction on the ability of any Lender under the Revolving Facility to assign any of its rights or obligations hereunder without the written consent of the Required  Lenders;

and provided,  further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Joint Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Joint Administrative Agent under this Agreement or any other Loan Document; (iv) the Autoborrow Agreement and any fee letters executed in connection therewith may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (vi) the term L/C Commitment may be amended pursuant to a fully executed (and delivered to the Joint Administrative Agent) Notice of Additional L/C Issuer.  Notwithstanding anything to the contrary herein, (A) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under the Revolving Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (1) the Commitment of any Defaulting Lender may not be increased or extended nor any principal or interest on any revolving loan is reduced or waived without the consent of such Lender and (2) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under the Revolving Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (B) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (C) the Required Lenders shall determine whether or not to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

Notwithstanding anything to the contrary herein the Joint Administrative Agent may, with the prior written consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 11.13;  provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

Notwithstanding anything to the contrary in this Section 11.01 or this Agreement, the Joint Administrative Agent are hereby irrevocably authorized by each of the Lenders,  in the Joint Administrative Agent sole discretion, to (1) release any Term Loan Priority Collateral, as required under the Term ICA; (2) release any Guarantor related to any release of any Term Loan Priority Collateral and/or (3) release the Guaranty upon the termination of the Term Loan Agreement and repayment of all obligations owed by GPI under the Term Loan Agreement.

Section 1.02 Representations and Warranties of Borrower .

(a)Borrower is duly organized, validly existing and in good standing under the laws of the State of its formation.

(b)The execution, delivery and performance by Borrower  of this Amendment and the Credit Agreement, as amended hereby, are within Borrower's powers, have been duly authorized by all necessary action, if necessary, and do not contravene Borrower's operating agreement, or any law or any contractual restriction binding on or affecting Borrower , as applicable, or result in, or require, the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the properties.

(c)No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower  of this Amendment and the Credit Agreement, as amended hereby.

(d)This Amendment and the Credit Agreement, as amended hereby, constitute, legal, valid and binding obligations of Borrower  enforceable against Borrower  in accordance with their respective terms.

(e)No event listed in Section 8.01 of the Credit Agreement has occurred and is continuing.

Section 1.03 Effectiveness.  This Amendment shall become effective when the Joint Administrative Agent has received (a) counterparts of this Amendment duly executed by the Borrower and the Lenders; (b)  an opinion of counsel for the Borrower, as to such matters as reasonably requested by the Joint Administrative Agent; (c) counterparts of this Amendment, duly acknowledged by the Guarantors; and (d) such other documents, actions or assurances as Lenders or the Joint Administrative Agent may reasonably request.

Section 1.04 Reference to and Effect on the Credit Agreement. Upon the effectiveness of Section 1.03 hereof:

(a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended by any prior amendments, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Section 1.05 Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 1.06 Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of Nebraska.

Section 1.07 Expenses.  The Borrower  shall pay on demand all costs and expenses incurred by Lenders in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, Attorneys’ Costs incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of the Borrower ’ properties or books and records).  The Borrower's obligations to Lenders under this Section 1.07 shall survive termination of this Amendment and repayment of the Borrower’s Obligations to Lenders under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREEN PLAINS CATTLE COMPANY LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

BANK OF THE WEST, as Joint Administrative Agent

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Managing Director

BANK OF THE WEST, as Swingline Lender, and Lender

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Managing Director

ING CAPITAL LLC, as Joint Administrative Agent, L/C Issuer, and Lender

By:	/s/ Dan Lamprecht
Name:	Dan Lamprecht
Title:	Managing Director

and

By:	/s/ Renata Medeiros
Name:	Renata Medeiros
Title:	Vice President

RABO AGRIFINANCE LLC, Lender

By:	/s/ Deborah Asberry-Chua
Name:	Deborah Asberry-Chua
Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA, Lender

By:	/s/ Judson J. Jesske
Name:	Judson J. Jesske
Title:	Vice President

FCS COMMERCIAL FINANCE GROUP, for AGCOUNTRY FARM CREDIT SERVICES, PCA, Lender

By:	/s/ Nee Ly
Name:	Nee Ly
Title:	AVP

BANK OF AMERICA, N.A., Lender

By:	/s/ Kory Clark
Name:	Kory Clark
Title:	Senior Vice President

AMERICAN AGCREDIT, PCA, Lender

By:	/s/ Dennis P. Regli
Name:	Dennis P. Regli
Title:	SVP – Underwriting Manager - Corporate

INTRUST BANK, N.A., Lender

By:	/s/ Ryan Reh
Name:	Ryan Reh
Title:	Commercial Relationship Manager

AG COUNTRY FARM CREDIT SERVICES, FLCA, Lender

By:	/s/ Nicole Schwartz
Name:	Nicole Schwartz
Title:	Vice President

FARM CREDIT MID-AMERICA, PCA, Lender

By:	/s/ Steven Moore
Name:	Steven Moore
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES, ACA, Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Managing Director

GUARANTOR ACKNOWLEDGEMENT

The undersigned hereby consent to this Amendment and further acknowledge and agree that their respective Guaranty remains in full force and effect.

GREEN PLAINS INC.

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS I LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS II LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

FEISCHMANN’S VINEGAR COMPANY, INC.

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS AGRICULTURAL AND ENERGY FUND

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS ASET MANAGEMENT LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS GRAIN COMPANY TN LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS INDUSTRIAL CLEANING SERVICES LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS TRUCKING LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS HREFORD LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS HOPEWELL LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS MADISON LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS MOUNT VERNON LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS YORK LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS PROCESSING LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS ATKINSON LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS BLUFFTON LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS CENTRAL CITY LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS COMMODITIES LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS CORN OIL LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS FAIRMONT LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS HOLDINGS II LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS OBION LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS ORD LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS OTTER TAIL LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS SHENANDOAH LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS SUPERIOR LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS WOOD RIVER LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer